Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the divestiture of the Company’s Korean subsidiary Seojin Industrial Company Ltd. (“Seojin”). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 illustrates the estimated effects of the divestiture of Seojin as if these activities had occurred on September 30, 2012. The unaudited pro forma condensed consolidated statements of operations for the interim period ended September 30, 2012 and the years ended December 31, 2011, 2010 and 2009 sets forth the estimated effects the divestiture of Seojin had on the Company’s condensed consolidated statements of operations as if these activities had occurred in their entirety at the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what the Company’s actual results would have been had the Sale occurred on the date assumed, or to project our results of operations or financial position for any future period. The pro forma financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with the Company’s audited consolidated financial statements and the notes thereto in the Company’s Annual Report on Form 10-K as of and for the fiscal year ended December 31, 2011, as filed with the United States Securities and Exchange Commission on March 8, 2012.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	September 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

ASSETS
Cash and cash equivalents	$118,970	$(14,329)	(a)	$121,941
		17,300	(b)
Accounts receivable, net	345,525	(17,663)	(a)	327,862
Inventories	104,548	(11,919)	(a)	92,629
Deferred tax asset - current	7,680	(879)	(a)	6,801
Assets held for sale	4,197	(4,197)	(a)	-
Prepaid tooling, notes receivable, and other	76,593	(5,109)	(a)	94,784
		23,300	(b)
Total current assets	657,513	(13,496)		644,017

Property, plant and equipment, net	699,327	(142,908)	(a)	556,419
Goodwill	63,251	-		63,251
Deferred tax asset - non-current	11,532	(8,935)	(a)	2,597
Other assets, net	28,887	(8,688)	(a)	20,199
Total assets	$1,460,510	$(174,027)		$1,286,483

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt and current maturities of capital lease obligations	$158,438	$(100,571)	(a)	$57,867
Accounts payable	371,664	(63,716)	(a)	307,948
Accrued liabilities	132,313	(5,220)	(a)	127,093
Total current liabilities	662,415	(169,507)		492,908

Long-term debt, net of current maturities	482,131	(22,000)	(a)	460,131
Obligations under capital leases, net of current maturities	10,794	-		10,794
Deferred tax liability - non-current	14,292	(5,579)	(a)	8,713
Pension liability	80,304	-		80,304
Other non-current liabilities	90,186	(3,976)	(a)	86,210
Total non-current liabilities	677,707	(31,555)		646,152
Total liabilities	1,340,122	(201,062)		1,139,060

Stockholders' Equity:
Tower International, Inc.'s stockholders' equity
Common stock, $0.01 par value, 350,000,000 authorized, 20,830,425 issued and 20,247,134 outstanding at September 30, 2012	208	-		208
Additional paid in capital	319,904	-		319,904
Treasury stock, at cost, 583,291 shares as of September 30, 2012	(8,297)	-		(8,297)
Accumulated deficit	(182,580)	30,626	(b)	(151,954)
Accumulated other comprehensive loss	(83,148)	(3,591)	(a)	(86,739)
Total Tower International, Inc.'s stockholders' equity	46,087	27,035		73,122
Noncontrolling interests in subsidiaries	74,301	-		74,301
Total stockholders' equity	120,388	27,035		147,423

Total liabilities and stockholders' equity	$1,460,510	$(174,027)		$1,286,483

See accompanying notes to the unaudited pro forma consolidated financial statements.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share amounts - unaudited)

	Nine Months Ended September 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues	$1,825,269	$(248,499)	(a)	$1,576,770
Cost of sales	1,637,682	(238,803)	(a)	1,398,879
Gross profit	187,587	(9,696)		177,891
Selling, general and administrative expenses	106,153	(4,902)	(a)	101,251
Amortization expense	3,439	-		3,439
Restructuring and related asset impairment charges, net	7,953	-		7,953
Operating income / (loss)	70,042	(4,794)		65,248
Interest expense	46,890	(5,641)	(a)	41,249
Interest income	957	(126)	(a)	831
Other expense	-	-		-
Income / (loss) before provision for income taxes	24,109	721		24,830
Provision for income taxes	17,570	143	(a)	17,713
Net income / (loss)	6,539	578		7,117
Less: Net income attributable to the noncontrolling interests	4,627	-		4,627
Net income / (loss) attributable to Tower International, Inc.	$1,912	$578		$2,490

Weighted average common shares outstanding
Basic	20,098,355	20,098,355		20,098,355
Diluted	20,533,788	20,533,788		20,533,788

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$0.10	$0.02		$0.12
Diluted	0.09	0.02		0.11

See accompanying notes to the unaudited pro forma consolidated financial statements.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share amounts - unaudited)

	Year Ended December 31, 2011
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues	$2,406,089	$(352,381)	(a)	$2,053,708
Cost of sales	2,149,977	(329,427)	(a)	1,820,550
Gross profit	256,112	(22,954)		233,158
Selling, general and administrative expenses	158,392	(6,839)	(a)	151,553
Amortization expense	4,589	-		4,589
Restructuring and related asset impairment charges, net	2,660	-		2,660
Operating income	90,471	(16,115)		74,356
Interest expense	62,133	(7,877)	(a)	54,256
Interest income	978	(229)	(a)	749
Other expense	1,331	-		1,331
Income before provision for income taxes	27,985	(8,467)		19,518
Provision for income taxes	14,812	(1,519)	(a)	13,293
Net income	13,173	(6,948)		6,225
Less: Net income attributable to the noncontrolling interests	5,109	-		5,109
Net income attributable to Tower International, Inc.	$8,064	$(6,948)		$1,116

Weighted average common shares outstanding
Basic	19,364,433	19,364,433		19,364,433
Diluted	20,069,532	20,069,532		20,069,532

Net income per share attributable to Tower International, Inc.:
Basic	$0.42	$(0.36)		$0.06
Diluted	0.40	(0.35)		0.05

See accompanying notes to the unaudited pro forma consolidated financial statements.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share amounts - unaudited)

	Year Ended December 31, 2010
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues	$1,997,058	$(275,731)	(a)	$1,721,327
Cost of sales	1,786,476	(250,777)	(a)	1,535,699
Gross profit	210,582	(24,954)		185,628
Selling, general and administrative expenses	143,975	(5,962)	(a)	138,013
Amortization expense	3,265	-		3,265
Restructuring and related asset impairment charges, net	14,288	-		14,288
Operating income	49,054	(18,992)		30,062
Interest expense	66,872	(7,724)	(a)	59,148
Interest income	962	(391)	(a)	571
Other expense	1,300	-		1,300
Income / (loss) before provision for income taxes	(18,156)	(11,659)		(29,815)
Provision / (benefit) for income taxes	10,297	4,064	(a)	14,361
Net income / (loss)	(28,453)	(15,723)		(44,176)
Less: Net income attributable to the noncontrolling interests	8,441	-		8,441
Net income / (loss) attributable to Tower International, Inc.	$(36,894)	$(15,723)		$(52,617)

Weighted average common shares outstanding
Basic	13,865,509	13,865,509		13,865,509
Diluted	13,865,509	13,865,509		13,865,509

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$(2.66)	$(1.13)		$(3.79)
Diluted	(2.66)	(1.13)		(3.79)

See accompanying notes to the unaudited pro forma consolidated financial statements.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share amounts - unaudited)

	Year Ended December 31, 2009
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues	$1,634,405	$(190,363)	(a)	$1,444,042
Cost of sales	1,536,752	(176,337)	(a)	1,360,415
Gross profit	97,653	(14,026)		83,627
Selling, general and administrative expenses	118,331	(4,739)	(a)	113,592
Amortization expense	2,784	-		2,784
Restructuring and related asset impairment charges, net	13,436	(215)	(a)	13,221
Operating income / (loss)	(36,898)	(9,072)		(45,970)
Interest expense	57,881	(6,437)	(a)	51,444
Interest income	982	(214)	(a)	768
Other expense	(33,661)	-		(33,661)
Income / (loss) before provision for income taxes	(60,136)	(2,849)		(62,985)
Provision / (benefit) for income taxes	(1,104)	(83)	(a)	(1,187)
Net income / (loss)	(59,032)	(2,766)		(61,798)
Less: Net income attributable to the noncontrolling interests	8,904	-		8,904
Net income / (loss) attributable to Tower International, Inc.	$(67,936)	$(2,766)		$(70,702)

Weighted average common shares outstanding
Basic	12,467,866	12,467,866		12,467,866
Diluted	12,467,866	12,467,866		12,467,866

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$(5.45)	$(0.22)		$(5.67)
Diluted	(5.45)	(0.22)		(5.67)

See accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO UNAUDITED PRO FORMA ADJUSTMENTS

(a)	The pro forma adjustments remove all previously reported balances related to the disposed operation.

(b)	Total cash proceeds to be received of approximately $47 million, consisting of $23.3 million less applicable fees of $6 million at closing, $18.6 million to be received in January 2013, and the final payment of $4.7 million to be received in December 2013. The transaction resulted in a net gain of approximately $31 million.